Fees Summary	May 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 400,000,000
Previously Paid Amount	0
Total Fee Amount	61,240
Total Offset Amount	33,093.9
Net Fee	$ 28,146.1